UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 18, 2004

CERIDIAN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15168	41-1981625
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3311 East Old Shakopee Road, Minneapolis, Minnesota 55425

(Address of principal executive offices)          (Zip code)

Registrant’s telephone number, including area code:	(952) 853-8100
No Change

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SIGNATURES
INDEX TO EXHIBITS
News Release
Supplementary Schedules References in News Release

Item 2.02.     Results of Operations and Financial Condition.

On October 18, 2004, Ceridian Corporation (the “Company”) issued a press release. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference. In addition, copies of the supplementary schedules referenced in the above mentioned press release that are contained on the Company’s website at www.ceridian.com are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

Item 4.02.     Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a)

As previously announced in press releases dated July 19, 2004, August 5, 2004 and September 30, 2004, which press releases have been furnished or filed with the Securities and Exchange Commission on Form 8-K, the Company has been conducting an internal review focusing on the capitalization and expensing of certain costs in the Company’s Human Resource Solutions business. The internal review is being conducted under the direction of the Audit Committee of the Company’s Board of Directors (“Audit Committee”), with the assistance of Deloitte & Touche LLP and external legal counsel.

On October 18, 2004, the Company issued a press release announcing among other things that, based on its investigation to date, the Audit Committee concluded that the Company needs to restate its financial statements for fiscal years 1999 through 2003, and the first quarter of fiscal 2004, to reflect necessary accounting adjustments, and that those previously issued financial statements should not be relied upon. This conclusion was reached by the Audit Committee on October 14, 2004. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference. In addition, copies of the supplementary schedules referenced in the above mentioned press release that are contained on the Company’s website at www.ceridian.com are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

The Audit Committee has discussed with KPMG LLP, the Company’s independent auditors, the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02(a).

Item 8.01.     Other Events.

On October 18, 2004, the Company issued a press release. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference. In addition, copies of the supplementary schedules referenced in the above mentioned press release that are contained on the Company’s website at www.ceridian.com are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

                     (c)        Exhibits

                     99.1     Ceridian Corporation News Release dated October 18, 2004.

                     99.2      Supplementary Schedules Referenced in News Release dated October 18, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERIDIAN CORPORATION
/s/ Gary M. Nelson
Gary M. Nelson
Executive Vice President, General Counsel and Corporate Secretary

Dated: October 18, 2004

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INDEX TO EXHIBITS

Exhibit No.	Item	Method of Filing
99.1	Ceridian Corporation News Release dated October 18, 2004.	Filed electronically
99.2	Supplementary Schedules Referenced in News Release dated October 18, 2004.	Filed electronically

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